UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2008

UTSTARCOM, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-29661 (Commission File Number)	52-1782500 (I.R.S. Employer Identification No.)

1275 Harbor Bay Parkway

Alameda, California 94502

(Address of principal executive offices)  (Zip code)

(510) 864-8800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 1, 2008, UTStarcom, Inc. (the “Company”) issued a press release announcing a final settlement with the Securities and Exchange Commission (the “SEC”) regarding the previously-disclosed SEC investigation of the Company’s financial disclosures during prior reporting periods, historic option grant awards practices, certain historical sales contracts in China and other matters. A copy of the press release is attached as Exhibit 99.1, and the information in Exhibit 99.1 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is filed pursuant to Item 8.01:

Exhibit No.	Description
99.1	Press release dated May 1, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UTSTARCOM, INC.

Date: May 1, 2008	By:	/s/ Francis P. Barton
	Name:	Francis P. Barton
	Title:	Executive Vice President and Chief Financial Officer

Exhibits

Exhibit No.	Description
99.1	Press release dated May 1, 2008